                                                                     EXHIBIT 1.1


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 1999

Available Amount to Note Holders:                                                         7,956,466.51

Disbursements from Collection Account: Section 3.04(b) of the Indenture


(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                      --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                     --
(iii)     Aggregate of:
           (a) Unreimbursed Servicer Advances                                                 1,129.75
           (b) Servicer Fees from current and prior Collection Period                        91,124.10
           (c) Servicing Charges inadvertently deposited in Collection Account                      --
(iv)      Premium Amount due on Payment Date and unpaid Premium Amounts                      23,305.64
(v)       Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees           416.67
(vi)      Reimbursable Trustee Expenses pre 7.07(a)(ii)                                             --
(vii)     Class A-1 through A-4 Note Interest on a pari passu basis:
           Class A-1 Note Interest                                                          103,966.40
           Class A-2 Note Interest                                                          246,395.18
           Class A-3 Note Interest                                                          238,484.95
           Class A-4 Note Interest                                                          331,522.69

(viii)    Class B-1 Note Interest                                                            26,562.64
(ix)      Class B-2 Note Interest                                                            17,207.81
(x)       Class B-3 Note Interest                                                            22,589.10
(xi)      Class A Base Principal Distribution Amount plus Class A Overdue Principal
           Class A-1 Principal Distribution Amount                                        6,500,474.91
           Class A-2 Principal Distribution Amount                                                  --
           Class A-3 Principal Distribution Amount                                                  --
           Class A-4 Principal Distribution Amount                                                  --
(xii)     Note Insurer Reimbursement Amount                                                         --
(xiii)    Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal     141,314.68
(xiv)     Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal      70,657.32
(xv)      Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal     141,314.68
(xvi)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)             --
(xvii)    Other Amounts Due Servicer under Servicing Agreement                                      --
(xviii)   Remaining Amount to Residual Holder                                                     0.00


Reviewed By:



------------------------------------------------------
E. Roger Gebhart
Senior Vice President & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED AUGUST 1, 1999



                     Initial        Beginning         Base         Additional         Total          Ending        Ending
                    Principal       Principal       Principal      Principal        Principal       Principal    Certificate
 Class               Balance         Balance      Distribution    Distribution     Distribution      Balance       Factor
----------       --------------  --------------   ------------    ------------     ------------  --------------  -----------
 Class A-1        70,687,140.00   22,708,184.79   6,500,474.91              --     6,500,474.91   16,207,709.88    0.2292880
 Class A-2        53,856,869.00   53,856,869.00             --              --               --   53,856,869.00    1.0000000
 Class A-3        52,510,447.00   52,510,447.00             --              --               --   52,510,447.00    1.0000000
 Class A-4        70,687,140.00   70,687,140.00             --              --               --   70,687,140.00    1.0000000
                 --------------  --------------   ------------    ------------     ------------  --------------
  Total Class A  247,741,596.00  199,762,640.79   6,500,474.91              --     6,500,474.91  193,262,165.88    0.7800957
 Class B-1         5,385,687.00    4,342,666.21     141,314.68              --       141,314.68    4,201,351.53    0.7800957
 Class B-2         2,692,843.00    2,171,332.70      70,657.32              --        70,657.32    2,100,675.38    0.7800957
 Class B-3         5,385,687.00    4,342,666.21     141,314.68              --       141,314.68    4,201,351.54    0.7800957
                 --------------  --------------   ------------    ------------     ------------  --------------
 Total           261,205,813.00  210,619,305.91   6,853,761.59              --     6,853,761.59  203,765,544.32

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1999

AVAILABLE FUNDS
     Collection Account balance, as of July 31, 1999                                  2,820,032.65
     Investment earnings on amounts in Collection Account                                 7,267.08
     Payments due Collection Account from last 3 business days of Collection Period     696,241.74
     Additional contribution for terminated trade-ups and rebooked leases                35,357.94
     Servicer Advance on current Determination Date                                   4,397,567.10
                                                                                      ------------
       Available Funds on Payment Date                                                7,956,466.51
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                            --
                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                             7,956,466.51
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                           --
                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                             7,956,466.51
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                   1,129.75
     Unreimbursed Servicer Advances paid                                                  1,129.75
                                                                                      ------------
       Unreimbursed Servicer Advances remaining unpaid                                          --
                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                             7,955,336.76
SERVICER FEES
     Servicer Fees due                                                                   91,124.10
     Servicer Fees paid                                                                  91,124.10
                                                                                      ------------
       Servicer Fees remaining unpaid                                                           --
                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                             7,864,212.66
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                  --
                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                             7,864,212.66
PREMIUM AMOUNT
     Premium Amount due                                                                  23,305.64
     Premium Amount paid                                                                 23,305.64
                                                                                      ------------
       Premium Amount remaining unpaid                                                          --
                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                             7,840,907.02
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                              416.67
     Indenture Trustee Fee paid                                                             416.67
                                                                                      ------------
       Indenture Trustee Fee remaining unpaid                                                   --
                                                                                      ------------
REMAINING AVAILABLE FUNDS                                                             7,840,490.35

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1999


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                              --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                         75,000.00
                                                                           --------------
     Total Indenture Trustee Expenses paid                                             --
                                                                           --------------
       Indenture Trustee Expenses unpaid                                               --


REMAINING AVAILABLE FUNDS                                                    7,840,490.35
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                   103,966.40
     Class A-2 Note Interest                                                   246,395.18
     Class A-3 Note Interest                                                   238,484.95
     Class A-4 Note Interest                                                   331,522.69
                                                                           --------------
       Total Class A Interest due                                              920,369.21
                                                                           --------------
REMAINING AVAILABLE FUNDS                                                    6,920,121.15
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                26,562.64
     Class B-1 Note Interest paid                                               26,562.64
                                                                           --------------
       Class B-1 Note Interest remaining unpaid                                        --
                                                                           --------------
REMAINING AVAILABLE FUNDS                                                    6,893,558.51
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                17,207.81
     Class B-2 Note Interest paid                                               17,207.81
                                                                           --------------
       Class B-2 Note Interest remaining unpaid                                        --
                                                                           --------------
REMAINING AVAILABLE FUNDS                                                    6,876,350.69
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                22,589.10
     Class B-3 Note Interest paid                                               22,589.10
                                                                           --------------
       Class B-3 Note Interest remaining unpaid                                        --
                                                                           --------------
REMAINING AVAILABLE FUNDS                                                    6,853,761.59
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                          6,500,474.91
     Class A Note Principal Balance as of preceding Payment Date           199,762,640.79
                                                                           --------------
     Class A Base Principal Distribution Amount paid                         6,500,474.91
                                                                           --------------
       Class A Base Principal Distribution Amount remaining unpaid                     --

     Class A-1 Note Principal Balance as of preceding Payment Date          22,708,184.79
     Class A-1 Base Principal Distribution Amount paid                       6,500,474.91
                                                                           --------------
       Class A-1 Note Principal Balance after distribution on Payment Date  16,207,709.88
                                                                           --------------
     Remaining Class A Base Principal Distribution Amount                              --
                                                                           --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1999

     Class A-2 Note Principal Balance as of preceding Payment Date         53,856,869.00
     Class A-2 Base Principal Distribution Amount paid                                --
                                                                           -------------
       Class A-2 Note Principal Balance after distribution on Payment Date 53,856,869.00

     Remaining Class A Base Principal Distribution Amount                             --
                                                                           -------------

     Class A-3 Note Principal Balance as of preceding Payment Date         52,510,447.00
     Class A-3 Base Principal Distribution Amount paid                                --
                                                                           -------------
       Class A-3 Note Principal Balance after distribution on Payment Date 52,510,447.00

     Remaining Class A Base Principal Distribution Amount                             --
                                                                           -------------

     Class A-4 Note Principal Balance as of preceding Payment Date         70,687,140.00
     Class A-4 Base Principal Distribution Amount paid                                --
                                                                           -------------
       Class A-4 Note Principal Balance after distribution on Payment Date 70,687,140.00

REMAINING AVAILABLE FUNDS                                                     353,286.68

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insurer Reimbursement Amount due                                            --
     Note Insurer Reimbursement Amount paid                                           --
                                                                           -------------
     Note Insuer Reimbursement Amount remaining unpaid                                --
REMAINING AVAILABLE FUNDS                                                     353,286.68

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date          4,342,666.21
     Class B-1 Base Principal Distribution due                                141,314.68
     Class B-1 Base Principal Distribution paid                               141,314.68
                                                                           -------------
       Class B-1 Base Principal Distribution remaining unpaid                         --
       Class B-1 Note Principal Balance after distribution on Payment Date  4,201,351.53

REMAINING AVAILABLE FUNDS                                                     211,972.00

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date          2,171,332.70
     Class B-2 Base Principal Distribution due                                 70,657.32
     Class B-2 Base Principal Distribution paid                                70,657.32
                                                                           -------------
       Class B-2 Base Principal Distribution remaining unpaid                         --
       Class B-2 Note Principal Balance after distribution on Payment Date  2,100,675.38
REMAINING AVAILABLE FUNDS                                                     141,314.68

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1999

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date           4,342,666.21
     Class B-3 Base Principal Distribution due                                 141,314.68
     Class B-3 Base Principal Distribution paid                                141,314.68
                                                                             ------------

       Class B-3 Base Principal Distribution remaining unpaid                          --
       Class B-3 Note Principal Balance after distribution on Payment Date   4,201,351.54
REMAINING AVAILABLE FUNDS                                                            0.00
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                       --
     Remaining Indenture Trustee Expenses paid                                         --
                                                                             ------------
       Remaining Indenture Trustee Expenses unpaid                                     --
REMAINING AVAILABLE FUNDS                                                            0.00
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                          --
     Other Amounts Due Servicer under Servicing Agreement paid                         --
                                                                             ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid             --
REMAINING AVAILABLE FUNDS                                                            0.00
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                    0.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 1999

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                               218,697,835.91
      ADCPB, end of Collection Period                                     211,844,074.32
                                                                          --------------
      Base Principal Amount                                                 6,853,761.59

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period       3,700,931.38
      Servicing Advances collected during the current Collection Period     3,699,801.63
                                                                          --------------
      Unreimbursed Servicing Advances as of current Determination Date          1,129.75

CALCULATION OF INTEREST DUE

                Beginning                            Current                              Total
                Principal          Interest          Interest          Overdue           Interest
  Class          Balance            Rate               Due            Interest             Due
            ---------------    ---------------    ---------------   ---------------   ---------------
Class A-1     22,708,184.79             5.2150%        103,966.40                --        103,966.40
Class A-2     53,856,869.00             5.4900%        246,395.18                --        246,395.18
Class A-3     52,510,447.00             5.4500%        238,484.95                --        238,484.95
Class A-4     70,687,140.00             5.6280%        331,522.69                --        331,522.69
Class B-1      4,342,666.21             7.3400%         26,562.64                --         26,562.64
Class B-2      2,171,332.70             9.5100%         17,207.81                --         17,207.81
Class B-3      4,342,666.21             6.2420%         22,589.10                --         22,589.10
            ---------------    ---------------    ---------------   ---------------   ---------------
             210,619,305.91             5.6219%        986,728.76                --        986,728.76

CALCULATION OF PRINCIPAL DUE

                    Base          Base                            Total
                 Principal      Principal      Overdue          Principal
   Class        Amount Pct.      Amount       Principal            Due
----------    -------------  -------------   -------------    ------------
Class A            94.845%    6,500,474.91              --    6,500,474.91
Class B-1           2.062%      141,314.68              --      141,314.68
Class B-2           1.031%       70,657.32              --       70,657.32
Class B-3           2.062%      141,314.68              --      141,314.68
                             -------------   -------------   -------------
                              6,853,761.59              --    6,853,761.59


CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                                        218,697,835.91
      Servicer Fee Rate                                                                      0.500%
      One-twelfth                                                                             1/12
                                                                                   ---------------
      Servicer Fee due current period                                                    91,124.10
      Prior Servicer Fee arrearage                                                              --
                                                                                   ---------------
      Servicer Fee due                                                                   91,124.10

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 1999


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period    199,762,640.79
      Premium Rate                                                                           0.140%
      One-twelfth                                                                             1/12
                                                                                   ---------------
      Premium Amount due Current Period                                                  23,305.64
      Prior Premium Amount arrearage                                                            --
                                                                                   ---------------
      Total Premium Amount due                                                           23,305.64

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                              416.67
      Prior Indenture Trustee Fee arrearage                                                     --
                                                                                   ---------------
      Total Indenture Trustee Fee due                                                       416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                            --
      Prior Indenture Trustee Expenses arrearage                                                --
                                                                                   ---------------
      Total Indenture Trustee Expenses due                                                      --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                     --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                    --
                                                                                   ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED AUGUST 1, 1999




RESTRICTING EVENT DETERMINATION:
                                                                                                          Yes/No
                                                                                                          ------
     A) Event of Servicer Termination (Yes/No)                                                              No
     B) Note Insuer has Made a Payment (Yes/No)                                                             No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                        No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                     No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                          Yes/No
                                                                                                          ------
     A) Failure to distribute to the Noteholders all or part of any payment of
     Interest required to be made under the terms of such Notes or the Indenture
     when due; and,                                                                                         No
     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1
     Maturity Date, the Class A-2 Maturity Date, the Class A-3 Maturity Date,the Class A-4
     Maturity Date, the Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class
     B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding
     Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
     Notes, or Class B-3 Notes, as the case may be.                                                         No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

    Section                                                Event                                                   Yes/No
   ---------  -------------------------------------------------------------------------------------------------    -------
   6.01(i)     Failure to make payment required                                                                      No
   6.01(ii)    Failure to submit Monthly Statement                                                                   No
   6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                   No
   6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                         No
   6.01(v)     Servicer files a voluntary petition for bankruptcy                                                    No
   6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days  No
   6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                             No
   6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.                          No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED AUGUST 1, 1999

Gross Charge Event Calculation:

                                                     Result
                                                     ------
Gross Charge Off Ratio Current Period                 1.99%
Gross Charge Off Ratio Prior Period                   0.36%
Gross Charge Off Ratio Second Prior Period            1.39%
                                                      ----
Average of Gross Charge Off Ratio for Three Periods   1.25%
Maximum Allowed                                       2.50%

    Gross Charge Off Ratio:

                            ADCPB of                                                      Gross Charge Off Ratio
                         All Defaulted         Less                        End of Month       Charge Offs/
                           Contracts        Recoveries      Charge Offs        ADCPB              ADCPB
                         --------------    ------------     -------------  --------------    --------------
Current Period            593,904.81       242,646.73       351,258.08     211,844,074.32             1.99%
Prior Period              155,220.16        89,853.47        65,366.69     218,697,835.91             0.36%
Second Prior Period       452,838.88       191,478.27       261,360.61     225,743,851.00             1.39%

Delinquency Event Calculation:

                                               Results
                                               -------
Delinquency Trigger Ratio Current Period        3.50%
Delinquency Trigger Ratio Prior Period          3.47%
Delinquency Trigger Ratio Second Prior Period   3.50%
                                                ----
Average of Delinquency Trigger Ratios           3.49%
Maximum Allowed                                 7.50%

    Delinquency Trigger Ratio:

                               A                B                    A/B
                               -                -                    ---
                           ADCPB of           ADCPB of
                        Contract > 30 Days  All Contracts    Delinquency Trigger
                           Past Due        As of Month-End         Ratio:
                        -----------------  ---------------   -------------------
Current Period             7,505,281.28     214,657,605.46            3.50%
Prior Period               7,694,040.38     221,907,231.87            3.47%
Second Prior Period        7,908,908.45     225,743,851.00            3.50%


                         ADCPB    Delinquency Ratio
                      ----------- -----------------
Current               207,152,324         96.50%
31-60 Days Past Due     3,962,588          1.85%
61-90 Days Past Due     1,373,452          0.64%
91+ Days Past Due       2,169,241          1.01%
                      -----------     ---------
TOTAL                 214,657,605        100.00%

Substitution Limits

ADCPB as of Cut-Off Date                   269,284,343.00
Maximum Substitution (10% of Initial)       26,928,434.30

Prior month Cumulative ADCPB Substituted       576,042.75
Current month ADCPB Substituted                270,868.50
                                           --------------
Cumulative ADCPB Substituted                   846,911.25

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 1999


Available Amount to Note Holders:                                                                         8,880,959.79

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)         Initial Unpaid Amounts inadvertently deposited in Collection Account                                    --
(ii)        Indemnity Payments paid inadvertently deposited in Collection Account                                   --
(iii)       Aggregate of:
             (a) Unreimbursed Servicer Advances                                                              18,008.80
             (b) Servicer Fees from current and prior Collection Period                                     109,028.57
             (c) Servicing Charges inadvertently deposited in Collection Account                                    --
(iv)        Premium Amount due on Payment Date and unpaid Premium Amounts                                    27,997.54
(v)         Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                         416.67
(vi)        Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                           --
(vii)       Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                        223,106.34
             Class A-2 Note Interest                                                                        260,047.14
             Class A-3 Note Interest                                                                        221,916.32
             Class A-4 Note Interest                                                                        401,672.54

(viii)      Class B-1 Note Interest                                                                          28,736.61
(ix)        Class B-2 Note Interest                                                                          21,715.49
(x)         Class B-3 Note Interest                                                                          17,194.15
(xi)        Class A Base Principal Distribution Amount plus Class A Overdue Principal
             Class A-1 Principal Distribution Amount                                                      7,217,693.55
             Class A-2 Principal Distribution Amount                                                                --
             Class A-3 Principal Distribution Amount                                                                --
             Class A-4 Principal Distribution Amount                                                                --
(xii)       Note Insuer Reimbursement Amount                                                                        --
(xiii)      Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                   156,906.39
(xiv)       Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                    78,453.20
(xv)        Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                    98,066.50
(xvi)       Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                           --
(xvii)      Other Amounts Due Servicer under Servicing Agreement                                                    --
(xviii)     Remaining Amount to Residual Holder                                                                     --


            Reviewed By:



            -----------------------------------------------------------
            E. Roger Gebhart
            Senior Vice President

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED AUGUST 1, 1999


                      Initial           Beginning          Base        Additional       Total            Ending          Ending
                     Principal          Principal       Principal       Principal     Principal         Principal      Certificate
     Class            Balance            Balance      Distribution    Distribution  Distribution         Balance         Factor
---------------   ---------------    --------------   -------------   ------------  -------------    --------------    -----------
Class A-1           70,688,994.00     50,532,441.09    7,217,693.55             --   7,217,693.55     43,314,747.54     0.6127509
Class A-2           57,258,085.00     57,258,085.00              --             --             --     57,258,085.00     1.0000000
Class A-3           48,068,516.00     48,068,516.00              --             --             --     48,068,516.00     1.0000000
Class A-4           84,119,903.00     84,119,903.00              --             --             --     84,119,903.00     1.0000000
                  ---------------    --------------    ------------   ------------  -------------    --------------     ---------
  Total Class A    260,135,498.00    239,978,945.09    7,217,693.55             --   7,217,693.55    232,761,251.54     0.8947693

Class B-1            5,655,120.00      5,216,934.03      156,906.39             --     156,906.39      5,060,027.64     0.8947693
Class B-2            2,827,560.00      2,608,467.02       78,453.20             --      78,453.20      2,530,013.82     0.8947693
Class B-3            3,534,450.00      3,260,583.77       98,066.50             --      98,066.50      3,162,517.27     0.8947693
                  ---------------    --------------    ------------   ------------  -------------    --------------
  Total            272,152,628.00    251,064,929.90    7,551,119.63             --   7,551,119.63    243,513,810.27

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1999


AVAILABLE FUNDS
     Collection Account balance, as of July 31, 1999                                    2,681,158.38
     Investment earnings on amounts in Collection Account                                  11,734.21
     Payments due Collection Account from last 3 business days of Collection Period       223,260.88
     Additional contribution for terminated trade-ups and rebooked leases                         --
     Servicer Advance on current Determination Date                                     5,964,806.32
                                                                                        ------------
       Available Funds on Payment Date                                                  8,880,959.79
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                              --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,880,959.79
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                             --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,880,959.79
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                    18,008.80
     Unreimbursed Servicer Advances paid                                                   18,008.80
                                                                                        ------------
       Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,862,950.99
SERVICER FEES
     Servicer Fees due                                                                    109,028.57
     Servicer Fees paid                                                                   109,028.57
                                                                                        ------------
       Servicer Fees remaining unpaid                                                             --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,753,922.42
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,753,922.42
PREMIUM AMOUNT
     Premium Amount due                                                                    27,997.54
     Premium Amount paid                                                                   27,997.54
                                                                                        ------------
       Premium Amount remaining unpaid                                                            --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,725,924.88
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                416.67
     Indenture Trustee Fee paid                                                               416.67
                                                                                        ------------
       Indenture Trustee Fee remaining unpaid                                                     --
                                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                             8,725,508.21

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1999


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                  --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                             75,000.00
                                                                               --------------
     Total Indenture Trustee Expenses paid                                                 --
                                                                               --------------
       Indenture Trustee Expenses unpaid                                                   --

  REMAINING AVAILABLE FUNDS                                                      8,725,508.21
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                       223,106.34
     Class A-2 Note Interest                                                       260,047.14
     Class A-3 Note Interest                                                       221,916.32
     Class A-4 Note Interest                                                       401,672.54
                                                                               --------------
       Total Class A Interest due                                                1,106,742.33
                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                      7,618,765.88
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                    28,736.61
     Class B-1 Note Interest paid                                                   28,736.61
                                                                               --------------
       Class B-1 Note Interest remaining unpaid                                            --
                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                      7,590,029.27
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                    21,715.49
     Class B-2 Note Interest paid                                                   21,715.49
                                                                               --------------
       Class B-2 Note Interest remaining unpaid                                            --
                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                      7,568,313.78
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                    17,194.15
     Class B-3 Note Interest paid                                                   17,194.15
                                                                               --------------
       Class B-3 Note Interest remaining unpaid                                            --
                                                                               --------------
  REMAINING AVAILABLE FUNDS                                                      7,551,119.63
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                              7,217,693.55
     Class A Note Principal Balance as of preceding Payment Date               239,978,945.09
                                                                               --------------
     Class A Base Principal Distribution Amount paid                             7,217,693.55
                                                                               --------------
       Class A Base Principal Distribution Amount remaining unpaid                         --

     Class A-1 Note Principal Balance as of preceding Payment Date              50,532,441.09
     Class A-1 Base Principal Distribution Amount paid                           7,217,693.55
                                                                               --------------
       Class A-1 Note Principal Balance after distribution on Payment Date      43,314,747.54
                                                                               --------------
     Remaining Class A Base Principal Distribution Amount                                  --
                                                                               --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1999


     Class A-2 Note Principal Balance as of preceding Payment Date             57,258,085.00
     Class A-2 Base Principal Distribution Amount paid                                    --
                                                                               -------------
       Class A-2 Note Principal Balance after distribution on Payment Date     57,258,085.00

     Remaining Class A Base Principal Distribution Amount                                 --
                                                                               -------------
     Class A-3 Note Principal Balance as of preceding Payment Date             48,068,516.00
     Class A-3 Base Principal Distribution Amount paid                                    --
                                                                               -------------
       Class A-3 Note Principal Balance after distribution on Payment Date     48,068,516.00

     Remaining Class A Base Principal Distribution Amount                                 --
                                                                               -------------
     Class A-4 Note Principal Balance as of preceding Payment Date             84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                    --
                                                                               -------------
       Class A-4 Note Principal Balance after distribution on Payment Date     84,119,903.00

  REMAINING AVAILABLE FUNDS                                                       333,426.09

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                 --
     Note Insuer Reimbursement Amount paid                                                --
                                                                               -------------
     Note Insuer Reimbursement Amount remaining unpaid                                    --
  REMAINING AVAILABLE FUNDS                                                       333,426.09

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date              5,216,934.03
     Class B-1 Base Principal Distribution due                                    156,906.39
     Class B-1 Base Principal Distribution paid                                   156,906.39
       Class B-1 Base Principal Distribution remaining unpaid                  -------------
                                                                                          --
       Class B-1 Note Principal Balance after distribution on Payment Date      5,060,027.64


  REMAINING AVAILABLE FUNDS                                                       176,519.69

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date              2,608,467.02
     Class B-2 Base Principal Distribution due                                     78,453.20
     Class B-2 Base Principal Distribution paid                                    78,453.20
                                                                               -------------
       Class B-2 Base Principal Distribution remaining unpaid                             --
       Class B-2 Note Principal Balance after distribution on Payment Date      2,530,013.82
  REMAINING AVAILABLE FUNDS                                                        98,066.50
CLASS B-3 BASE PRINCIPAL DISTRIBUTION

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 1999


     Class B-3 Note Principal Balance as of preceding Payment Date             3,260,583.77
     Class B-3 Base Principal Distribution due                                    98,066.50
     Class B-3 Base Principal Distribution paid                                   98,066.50
                                                                               ------------
       Class B-3 Base Principal Distribution remaining unpaid                          0.00
       Class B-3 Note Principal Balance after distribution on Payment Date     3,162,517.27
  REMAINING AVAILABLE FUNDS                                                              --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                         --
     Remaining Indenture Trustee Expenses paid                                           --
                                                                               ------------
       Remaining Indenture Trustee Expenses unpaid                                       --
  REMAINING AVAILABLE FUNDS                                                              --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                            --
     Other Amounts Due Servicer under Servicing Agreement paid                           --
                                                                               ------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid               --
  REMAINING AVAILABLE FUNDS                                                              --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                        --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 1999


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                    261,668,567.99
      ADCPB, end of Collection Period                                          254,117,448.35
                                                                               --------------
        Base Principal Amount                                                    7,551,119.64

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period            4,875,718.94
      Servicing Advances collected during the current Collection Period          4,857,710.14
                                                                               --------------
        Unreimbursed Servicing Advances as of current Determination Date            18,008.80

CALCULATION OF INTEREST DUE

                  Beginning                                  Current                              Total
                  Principal                Interest          Interest          Overdue           Interest
  Class           Balance                    Rate               Due            Interest             Due
---------     ---------------              --------        ------------        --------        ------------
Class A-1       50,532,441.09               4.9670%          223,106.34              --          223,106.34
Class A-2       57,258,085.00               5.4500%          260,047.14              --          260,047.14
Class A-3       48,068,516.00               5.5400%          221,916.32              --          221,916.32
Class A-4       84,119,903.00               5.7300%          401,672.54              --          401,672.54
Class B-1        5,216,934.03               6.6100%           28,736.61              --           28,736.61
Class B-2        2,608,467.02               9.9900%           21,715.49              --           21,715.49
Class B-3        3,260,583.77               6.3280%           17,194.15              --           17,194.15
               --------------               ------         ------------        --------        ------------
               251,064,929.90               5.6132%        1,174,388.58              --        1,174,388.58

CALCULATION OF PRINCIPAL DUE

                         Base           Base                              Total
                      Principal       Principal          Overdue         Principal
 Class               Amount Pct.       Amount           Principal          Due
---------            -----------    ------------        ---------      ------------
Class A               95.584%       7,217,693.55               --      7,217,693.55
Class B-1              2.078%         156,906.39               --        156,906.39
Class B-2              1.039%          78,453.20               --         78,453.20
Class B-3              1.299%          98,066.50               --         98,066.50
                                    ------------        ---------      ------------
                                    7,551,119.64               --      7,551,119.64

CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                                          261,668,567.99
      Servicer Fee Rate                                                                        0.500%
      One-twelfth                                                                               1/12
                                                                                      --------------
      Servicer Fee due current period                                                     109,028.57
      Prior Servicer Fee arrearage                                                                --
                                                                                      --------------
      Servicer Fee due                                                                    109,028.57

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 1999


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period      239,978,945.09
      Premium Rate                                                                             0.140%
      One-twelfth                                                                               1/12
                                                                                      --------------
      Premium Amount due Current Period                                                    27,997.54
      Prior Premium Amount arrearage                                                              --
                                                                                      --------------
      Total Premium Amount due                                                             27,997.54

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                416.67
      Prior Indenture Trustee Fee arrearage                                                       --
                                                                                      --------------
      Total Indenture Trustee Fee due                                                         416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                              --
      Prior Indenture Trustee Expenses arrearage                                                  --
                                                                                      --------------
      Total Indenture Trustee Expenses due                                                        --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                       --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                      --
                                                                                      --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED AUGUST 1, 1999


RESTRICTING EVENT DETERMINATION:

                                                                                                          Yes/No
                                                                                                          ------
     A) Event of Servicer Termination (Yes/No)                                                              No
     B) Note Insuer has Made a Payment (Yes/No)                                                             No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                        No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                     No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                          Yes/No
                                                                                                          ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                   No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                                              No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                            Event                                           Yes/No
     ----------  ------------------------------------------------------------------------------------    ------
     6.01(i)     Failure to make payment required                                                           No
     6.01(ii)    Failure to submit Monthly Statement                                                        No
     6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                        No
     6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                              No
     6.01(v)     Servicer files a voluntary petition for bankruptcy                                         No
     6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed
                 within 60 days                                                                             No
     6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                  No
     6.01(viii)  Servicer Trigger Event as contained in the Insurance Agreement has occurred.               No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED AUGUST 1, 1999


Gross Charge Event Calculation:

                                                                                                              Result
                                                                                                              ------
    Gross Charge Off Ratio Current Period                                                                     0.46%
    Gross Charge Off Ratio Prior Period                                                                       0.01%
    Gross Charge Off Ratio Second Prior Period                                                                0.00%
                                                                                                              ----
    Average of Gross Charge Off Ratio for Three Periods                                                       0.15%
    Maximum Allowed                                                                                           2.50%

    Gross Charge Off Ratio:

                            ADCPB of                                                            Gross Charge Off Ratio
                         All Defaulted         Less                             End of Month         Charge Offs/
                           Contracts        Recoveries         Charge Offs         ADCPB                ADCPB
                         -------------      -----------        -----------     --------------   ----------------------
Current Period              206,431.10       110,032.24          96,398.86     254,117,448.35                     0.46%
Prior Period                 10,330.45         9,066.45           1,264.00     261,668,567.99                     0.01%
Second Prior Period           1,954.81         1,132.22             822.59     269,230,791.93                     0.00%

Delinquency Event Calculation:

                                                                                                     Results
                                                                                                     -------
    Delinquency Trigger Ratio Current Period                                                            3.50%
    Delinquency Trigger Ratio Prior Period                                                              3.08%
    Delinquency Trigger Ratio Second Prior Period                                                       2.92%
                                                                                                        -----
    Average of Delinquency Trigger Ratios                                                               3.16%
    Maximum Allowed                                                                                     7.50%

    Delinquency Trigger Ratio:

                                 A                    B                           A/B
                        ---------------------   ---------------           -------------------
                              ADCPB of             ADCPB of
                        Contract > 30 Days       All Contracts            Delinquency Trigger
                              Past Due          As of Month-End                  Ratio:
                        ---------------------   ---------------           -------------------
Current Period               9,041,435.17        258,373,369.89                  3.50%
Prior Period                 8,192,375.88        266,200,965.67                  3.08%
Second Prior Period          7,850,158.42        269,230,791.93                  2.92%

                               ADCPB           Delinquency Ratio
                            -----------        -----------------
    Current                 249,331,935             96.50%
    31-60 Days Past Due       4,308,637              1.67%
    61-90 Days Past Due       2,148,183              0.83%
    91+ Days Past Due         2,584,615              1.00%
                            -----------            ------
    TOTAL                   258,373,370            100.00%

Substitution Limits

    ADCPB as of Cut-Off Date                        226,204,781.43
    Maximum Substitution (10% of Initial)            22,620,478.14

    Prior month Cumulative ADCPB Substituted             47,010.85
    Current month ADCPB Substituted                             --
                                                    --------------
    Cumulative ADCPB Substituted                         47,010.85